FORM 8-K
ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-23 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
EX-99.1 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
EX-99.2 COMPASS RESTATED AUDITED FINANCIAL STATE.
EX-99.3 COMPASS RESTAT. SEC. ACT GUIDE 3 DISCLOS.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 5, 2001

COMPASS BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 0-6032	63-0593897

(State of Incorporation)		(I.R.S. Employer Identification No.)

15 South 20th Street
Birmingham, Alabama 35233

(Address of principal executive offices)

(205) 297-3000

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

      On January 4, 2001, Compass Bancshares, Inc. (“Compass”) completed its merger with FirsTier Corporation (“FirsTier”) of Denver, Colorado. To consummate the merger, FirsTier’s shareholders received .881 shares of Compass common stock in exchange for each share of FirsTier common stock held, resulting in the issuance of 6.8 million shares of Compass common stock.

      The transaction was accounted for as a pooling-of-interests. Accordingly, the consolidated financial statements (including notes to consolidated financial statements) for the years ended December 31, 2000, 1999 and 1998 and the supplemental financial information required by Securities Act of 1933 (the “Securities Act”) Industry Guide 3 contained in Compass’ Annual Report on Form 10-K filed on March 16, 2001, have been restated for the accounts of FirsTier and are included in this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description

23	Consent of Independent Public Accountants.	Filed herewith on page 4.

99.1	Report of Independent Public Accountants.	Filed herewith on page 5.

99.2	Compass’ restated audited financial statements and notes thereto, including the accounts of FirsTier.	Filed herewith beginning on Page 6.

99.3	Compass’ restated Securities Act Industry Guide 3 statistical disclosures, including the accounts of FirsTier.	Filed herewith beginning on page 47.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Bancshares, Inc.
(Registrant)

/s/ Garrett R. Hegel By: _________________________________ Garrett R. Hegel Chief Financial Officer

Date: September 5, 2001